UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 21, 2020

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	USNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.

On April 21, 2020, USANA Health Sciences, Inc. (the “Company” or “USANA”) issued a press release announcing its financial results for the first quarter ended March 28, 2020.  The release also announced that the Company will post a document titled “Management Commentary, Results and Outlook” on the Company’s website and that executives of the Company will hold a conference call with investors, to be broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call.  The Company noted that the call will consist of brief remarks by the Company’s management team, before moving directly into questions and answers. A copy of the press release, and the Management Commentary, Results and Outlook, are furnished herewith as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.  These documents will be posted on the Company’s corporate website, www.usana.com.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 7.01          Regulation FD Disclosure

The information disclosed above under Item 2.02, as well as the exhibits attached under Item 9.01 below are incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

                          (d) Exhibits
Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated April 21, 2020 (furnished herewith).

99.2	Management Commentary, Results and Outlook provided by USANA Health Sciences, Inc. dated April 21, 2020 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date:  April 21, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated April 21, 2020 (furnished herewith).

99.2	Management Commentary, Results and Outlook provided by USANA Health Sciences, Inc. dated April 21, 2020 (furnished herewith).